3DSYSTEMS™

Conference Call and Webcast

First Quarter 2013





www.3dsystems.com NYSE: DDD

Presenters

Stacey Witten	• Director Investor Relations
Avi Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Andrew Johnson	• Vice President & General Counsel

Welcome Webcast Viewers

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- **1-866-318-8616 in the United States**
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- **Participant Code: 19084856**

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 25, 2013. These are available at www.SEC.gov.

3DSYSTEMS™

Operating Results

Avi Reichental, President & CEO





www.3dsystems.com NYSE: DDD

Q1 2013 Highlights

- Revenue grew 31%, to a record $102.1 million on a 61% increase in printers & other products revenue and 22.1% overall organic growth
- Gross profit increased 38% on higher revenue and GPM expanded 250 basis points to 52.4%
- We introduced significant new products including several personal and professional 3D printers and powerful designer software packages
- We acquired Geomagic, a provider of design, sculpt and scan software tools further enhancing our 3D authoring platform growth initiative

Record Quarterly Revenue

$ in millions



First Quarter
Printers & Other Products
2012
$ 24.7
2013
$ 39.7
61%
Print Materials
2012
$ 24.7
2013
$ 28.7
16%
Services
2012
$ 28.5
2013
$ 33.6
18%
Healthcare
2012
$ 12.0
2013
$ 14.1
18%

31.0% total revenue growth

22.1% organic revenue growth

New Products Fuel Our Growth


$ in millions
New Products Revenue
$50
$40
$30
$20
$10
$0
$15.6
$23.9
$38.3
2011
2012
2013

First Quarter 2013	
Launched 4 new products during the first quarter	New products revenue up 60% over Q1 2012

3DSYSTEMS™

Financial Review

Damon Gregoire, Senior Vice President and CFO





www.3dsystems.com NYSE: DDD

First Quarter Operating Results

$ in millions, except earnings per share

Drivers	2012 GAAP	2012 Non-GAAP	2013 GAAP	2013 Non-GAAP	Non-GAAP % Change Favorable/ (Unfavorable)
Revenue	$ 77.9	$ 77.9	$ 102.1	$ 102.1	31.0%
Gross Profit	$ 38.9	$ 39.0	$ 53.5	$ 53.5	37.6%
% of Revenue	*49.9%*	*49.9%*	*52.4%*	*52.4%*	
Operating Expenses	$ 28.9	$ 21.9	$ 36.0	$ 27.8	(26.6%)
% of Revenue	*37.1%*	*28.2%*	*35.2%*	*27.2%*	
Operating Income	$ 10.0	$ 17.0	$ 17.5	$ 25.8	59.1%
% of Revenue	*12.8%*	*21.7%*	*17.2%*	*25.2%*	
Net Income	$ 6.2	$ 13.2	$ 5.9	$ 18.9	43.0%
% of Revenue	*7.9%*	*16.9%*	*5.8%*	*18.5%*	
Diluted Earnings Per Share	$ 0.08	$ 0.17	$ 0.06	$ 0.21	23.5%

Non-GAAP Reconciliation

($ in millions, except per share amounts)	Q1 2012			Q1 2013		
	GAAP	Adjustment	Non-GAAP	GAAP	Adjustment	Non-GAAP
Revenue	$ 77.9	-	$ 77.9	$ 102.1	-	$102.1
Cost of sales	$ 39.1	($ 0.1)	$ 39.0	$ 48.6	($ 0.1)	$ 48.5
Gross Profit	$ 38.9	$ 0.1	$ 38.9	$ 53.5	$ 0.1	$ 53.5
Operating expenses	$ 28.9	($ 6.9)	$ 21.9	$ 36.0	($ 8.2)	$ 27.8
Income from Operations	$ 10.0	$ 6.9	$ 17.0	$ 17.5	$ 8.2	$ 25.8
Interest & other expense, net	$ 2.7	($ 1.0)	$ 1.7	$ 10.1	($ 8.2)	$ 1.9
Provision for income taxes	$ 1.1	$ 1.0	$ 2.1	$ 1.6	$ 3.4	$ 5.0
Net income	$ 6.2	$ 7.0	$13.2	$ 5.9	$ 13.0	$ 18.9
Diluted earnings per share	$ 0.08		$ 0.17	$ 0.06		$ 0.21

-columns and rows may not foot due to rounding

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that several strategic acquisitions had on our financial results.

Q1 2013 non-GAAP adjustments include:

- $3.2 million amortization expense in SG&A and cost of sales
- $2.2 million non-cash compensation and $1.6 million acquisition expenses in SG&A
- $8.2 million non-cash interest, loss on conversions of convertible notes and loss on litigation settlement in interest and other expense, net

Revenue by Category & Geography

$ in millions



Category
120
100
80
60
40
20
0
$ 77.9
$ 102.1
37%
32%
31%
33%
28%
39%
Services
Materials
Printers & Other Products
2012
2013



Geography
120
100
80
60
40
20
0
$ 77.9
$ 102.1
14%
27%
59%
16%
28%
56%
Asia-Pacific
Europe
North America
2012
2013

Q1 2013 recurring revenue accounted for 61% of total revenue

Gross Profit and Margin

$ in millions	First Quarter					
	2012		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	$	Margin
Printers & other products	$ 9.6	38.7%	$ 17.8	44.9%	86.2%	16.0%
Print materials	$ 16.8	68.0%	$ 20.9	72.7%	24.5%	6.9%
Services	$ 12.5	43.8%	$ 14.8	43.9%	18.1%	-
Total	**$ 38.9**	**49.9%**	**$53.5**	**52.4%**	**37.6%**	**5.0%**

Q1 2013 Revenue by Category


Services 33%
Printers & Other Products 39%
Print Materials 28%

Q1 2013 Gross Profit by Category


Services 28%
Printers & Other Products 33%
Print Materials 39%

Operating Expenses

$ in millions	First Quarter					
	GAAP			Non-GAAP		
Category	2012	2013	% Change Favorable/ (Unfavorable)	2012	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 24.0	$ 29.5	(23.0%)	$ 17.0	$ 21.3	(25.1%)
R&D	$ 4.9	$ 6.5	(31.8%)	$ 4.9	$ 6.5	(31.9%)
Total Operating Expenses	$ 28.9	$ 36.0	(24.5%)	$ 21.9	$ 27.8	(26.6%)
% of Revenue	*37.1%*	*35.2%*		28.2%	27.2%	

-Columns may not foot due to rounding

Working Capital

($ in millions)	December 2012	March 2013	% Change Favorable/(Unfavorable)
Cash	$ 155.9	$ 110.5	(29.1%)
Inventory	$ 41.8	$ 44.0	(5.3%)
Accounts Receivable	$ 79.9	$ 89.6	12.1%
Accounts Payable	$ 32.1	$ 29.8	7.2%
Working Capital	$ 212.3	$ 174.2	(18.0%)

- Cash on hand at end of March 2013 compared to the end of 2012 decreased $45.3 million after paying $52.9 million for acquisitions and generating $10.7 million from operations

Outlook and Progress

Avi Reichental, President and CEO





Strategic Growth Initiatives Update

In support of our rapidly growing 3D printer business, we launched eight new ProJet® 3510 professional 3D printers

We also launched our new full-color ProJet® x60 series of professional 3D printers and new VisiJet® PXL materials built on the proven ZPrinter® platform and our exclusive ColorJet Printing (CJP) technology

In support of our consumer initiative, we launched the second generation Cube® and the new CubeX™ 3D printer, winning a KAPi award and Best of CES in emerging tech

In support of our 3D authoring solutions growth initiative, we launched new Geomagic Design software utilizing our combined Alibre® and Geomagic® platform and commercialized three new Geomagic® Designer packages for creation of freeform and mechanical 3D designs perfectly tuned for instant 3D printing

Outlook

- We entered the second quarter of 2013 with positive sales momentum, driven by increased demand primarily from advanced manufacturing activities and continued robust R&D and manufacturing spending
- We are pleased with our consumer solutions progress and expect consumer products revenue to reach meaningful levels in the second half of 2013
- We expect ongoing portfolio diversification, expanded channels and focused growth initiatives to deliver continued success
- We expect to continue to launch exciting new products spanning our entire portfolio that we believe will make 2013 our best ever new products year

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-866-318-8616
- International: 1-617-399-5135
- Conference ID: 19084856

Thank You





www.3dsystems.com NYSE: DDD